UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) — February 28, 2007
COLEMAN CABLE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction)	333-124334 (Commission File Number)	36-4410887 (I.R.S. Employer of Incorporation Identification No.)
1530 Shields Drive, Waukegan, Illinois 60085
(Address of principal executive offices)
Registrant’s telephone number, including area code: (847) 672-2300
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On February 28, 2007, Coleman Cable, Inc. (“Coleman” or the “Company”) announced that its registration statement on Form S-1, which registers for resale from time to time by the selling shareholders named therein 8,400,000 shares of common stock sold by the Company in a private placement in October 2006 and all of Coleman’s other outstanding shares of common stock, had been declared effective by the U.S. Securities and Exchange Commission. Attached as Exhibit 99.1 is a copy of the press release announcing the effectiveness of the registration statement on Form S-1.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

Exhibit
Number	Description
99.1	Press release

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLEMAN CABLE, INC.
By:	/s/ Richard N. Burger
Richard N. Burger
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

DATE: February 28, 2006

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